REPAY Q120 Earnings Supplement May 2020 HIGHLY CONFIDENTIAL – DO NOT DISTRIBUTE Exhibit 99.2

On July 11, 2019 (the “Closing Date”), Thunder Bridge Acquisition Ltd. (“Thunder Bridge”) and Hawk Parent Holdings LLC (“Hawk Parent”) completed their previously announced business combination under which Thunder Bridge acquired Hawk Parent, upon which Thunder Bridge changed its name to Repay Holdings Corporation (“REPAY” or the “Company”). Unless otherwise indicated, information provided in this presentation (a) that relates to any periods ended prior to the Closing Date reflect that of Hawk Parent prior to the Business Combination, (b) that relates to any period ended December 31, 2019 reflect the combination of (i) Hawk Parent for the periods from January 1, 2019 through July 10, 2019 and (ii) REPAY for the period from the Closing Date through December 31, 2019. Such combination reflects a simple arithmetic addition of the relevant periods. The historical financial information of Thunder Bridge prior to the Business Combination has not been reflected in any financial information of Hawk Parent. The Company’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are generally identified by use of words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements about our industry and market sizes, future opportunities for us, our 2020 outlook and the effects of the COVID-19 pandemic on this outlook. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. In addition to factors previously disclosed in prior reports filed with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market and consumer and commercial spending; the impacts of the ongoing COVID-19 coronavirus pandemic and the actions taken to control or mitigate its spread (which impacts are highly uncertain and cannot be reasonably estimated or predicted at this time); a delay or failure to integrate and realize the benefits of the acquisition of TriSource Solutions, L.L.C. and any difficulties associated with operating in the back-end processing markets in which REPAY does not have any experience; a delay or failure to integrate and realize the benefits of the acquisition of APS Payments and any difficulties associated with marketing products and services in the B2B vertical market in which REPAY does not have any experience; a delay or failure to integrate and realize the benefits of the acquisition of Ventanex and any difficulties associated with marketing products and services in the mortgage or B2B healthcare vertical market in which REPAY does not have any experience; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to develop and maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about us or the date of such information in the case of information from persons other than us, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this prospectus. Forecasts and estimates regarding our industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. In particular, REPAY has commissioned independent research reports from Stax Inc. (“Stax”) and Ernst &Young LLP (“EY” or “EY Parthenon”) for market and industry information to be used by REPAY. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, such as Stax and EY, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.  Non-GAAP Financial Measures  This Presentation includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain non-cash and non-recurring charges, such as loss on extinguishment of debt, non-cash change in fair value of contingent consideration, share-based compensation charges, transaction expenses, management fees, legacy commission related charges, employee recruiting costs, loss on disposition of property and equipment, other taxes, strategic initiative related costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain non-cash and non-recurring charges, such as loss on extinguishment of debt, non-cash change in fair value of contingent consideration, transaction expenses, share-based compensation expense, management fees, legacy commission related charges, employee recruiting costs, loss on disposition of property and equipment, strategic initiative related costs and other non-recurring charges, net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although we exclude amortization from acquisition-related intangibles from our non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. REPAY believes that Adjusted EBITDA and Adjusted Net Income provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA and Adjusted Net Income are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA, Adjusted Net Income or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA and Adjusted Net Income alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP.  No Offer or Solicitation This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.     Disclaimer

Section 1: Financial Update

Financial Highlights Q1 2020 Gross Profit(1) $28.7MM (+ 60%) Total Revenue $39.5MM (+71%) Card Payment Volume $3.8Bn (+58%) Adj. EBITDA $17.4MM (+ 53%) (Represents Y-o-Y Growth) Gross Profit is defined as Revenue less Cost of Services

Financial Update – Q1 2020 ($MM) Gross Profit (1) Adjusted EBITDA Card Payment Volume 77% 72% % Margin (2) 49% 44% % Margin (2) Gross Profit is defined as Revenue less Cost of Services As a % of Revenue 58% 60% 53%

Focused on Maintaining Significant Liquidity Preserve liquidity and profitability through: Scaled back hiring Limiting discretionary expenses Negotiations with vendors Business continues to be cash flow positive Continued investments in growth Monitoring need to draw down on revolver DDTL can be used to fund future earnout payments and acquisitions Strong Liquidity Position as of April 30, 2020 Pro forma for the contribution of TriSource, APS Payments, and Ventanex for the LTM April period. Committed to Prudently Managing Leverage In April, drew $14.4 million against DDTL facility to fund first APS earnout payment No near-term maturities All borrowings mature February 2025 Principal payments for the next 12 months total $5.8 million Current net leverage covenant is 5.5x Cash on Hand $34MM Revolver Capacity $30MM DDTL Capacity $46MM Total Liquidity $110MM Total Debt $268MM Cash on Hand $34MM Net Debt $234MM PF Net Leverage(1) 3.6x Preliminary Financial Metrics as of April 30, 2020 Liquidity Leverage

Section 2: Strategy & Outlook

Executing on Growth Plan

REPAY

REPAY

CONTINUE TO ADDRESS LARGE, UNDERSERVED LOAN REPAYMENT VERTICALS, SPECIFICALLY AUTO, AND INCREASE DEBIT PENETRATION WITH EXISTING CUSTOMERS

ADDING NEW CUSTOMERS VIA DIRECT SALESFORCE ACROSS ALL VERTICALS. REPAY SELECTED AS A PAYMENT PROCESSING PROVIDER FOR MERCEDES-BENZ FINANCIAL SERVICES

INCREASED SOFTWARE PARTNER RELATIONSHIPS, 76 AS OF MARCH 31, 2020

BUILDING OUR PLATFORM IN CANADA WITH INOVATEC PARTNERSHIP

NOW PENETRATING CREDIT UNIONS WITH JACK HENRY SYMITAR AND CORRELATION PARTNERSHIPS

EXPANDED TAM TO $2.3 TRILLION[(1)] THROUGH STRATEGIC M&A FOCUSED ON B2B MERCHANT ACQUIRING, MORTGAGE SERVICING, AND B2B HEALTHCARE

1) Source: Stax – REPAY Market Sizing Report (January 2018), EY Parthenon – ERP Market Report (September 2019), and EY Parthenon – Ventanex Market Report (February 2020). Firm prepared surveys, secondary research, and analysis. B2B TAM represents payment volumes from ERP platforms with which APS is currently integrated. Healthcare and mortgage TAM represents payment volumes for segments of healthcare and mortgage servicer clients with non-standard payments with need for Ventanex solutions.

REPAY
Realtime Electronic Payments
7

Multiple Levers to Continue to Drive Growth Repay’s Leading Platform & Attractive Market Opportunity Position It To Build On Its Record Of Robust Growth & Profitability Expand Usage and Increase Adoption Acquire New Merchants in Existing Verticals Operational Efficiencies Future Market Expansion Opportunities Strategic M&A EXECUTE ON EXISTING BUSINESS BROADEN ADDRESSABLE MARKET AND SOLUTIONS Majority of growth derived from further penetration of existing client base

FY 2020 Outlook

REPAY

	Scenario 1: Q3 Recovery	Scenario 2: Q4 Recovery	Scenario 3: Early 2021 Recovery
Macro Economic Backdrop	• Well coordinated public health measures cause consumer demand and employment to quickly rebound, each nearing pre-crisis levels by early fall	• Consumer demand and employment gradually improve through the fall and early winter, eventually returning to pre-crisis levels by year end	• The economic picture remains cloudy through the end of the year, as consumer demand and employment have yet to materially rebound
Impact to 2020 Outlook	• Business performing consistent with the low end of prior 2020 guidance	• ~10% risk to the low end of prior 2020 revenue guidance, with less of an impact to Adjusted EBITDA due to cost actions	• This scenario would require us to reassess revenue headwinds and to adjust costs more aggressively in order to best mitigate impact to Adjusted EBITDA
Loan Repayments	• Delinquencies and defaults tick up slightly for a brief period • Originations slow through Q2, before returning fully in the second half of the year	• Increased delinquencies and defaults persist through Q3 • Originations dip further as lenders tighten underwriting requirements	• 2H continues to experience elevated levels of delinquencies and defaults, lasting into 2021 • Depressed new loan origination volumes
B2B Payments	• Q3 brings a bounce back in manufacturing and distribution volumes • Healthcare payments remain steady, as virus related expenditures drive volume despite reduced elective procedures	• Manufacturing and distribution remain weak through the fall and early winter • Healthcare expenditures down relative to pre-crisis levels, with a rebound in elective healthcare procedures	• Manufacturing and distribution volumes continue to show significant weakness in Q4 • Virus related healthcare expenditures fail to compensate for sustained decreases in elective healthcare procedures
Other Payments	• Diversified payments (TriSource portfolio) rebound in Q3 in lockstep with the broader economy • ARM experiences some near-term weaknesses, but benefits in medium-term as consumer debts are transitioned to this market	• Diversified payments demonstrate a phased recovery, not reaching pre-crisis levels until the latter half of Q4 • ARM businesses experience weaker collections / yields for next six months	• The longer term shutdown of diversified businesses continue through Q4 • ARM businesses experience weaker collections / yields for a prolonged period

REPAY
Realtime Electronic Payments
9

Section 3: Appendix

Q1 2020 Financial Update Gross Profit is defined as Total Revenue less Cost of Services SG&A includes expense associated with the change in fair value of tax receivable liability See “Adjusted EBITDA Reconciliation” on slide 12 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure See “Adjusted Net Income Reconciliation” on slide 13 for reconciliation of Adjusted Net Income to its most comparable GAAP measure

Adjusted EBITDA Reconciliation – Historical Adjusted EBITDA Reconciliation Prior to the Business Combination REPAY was not a taxable entity so there are no taxes to add back in calculating EBITDA for these periods. Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement. Represents compensation expense associated with equity compensation plans, including accelerated vesting and new grants made in connection with the Business Combination. Primarily consists of (i) during the three months ended March 31, 2020, professional service fees and other costs incurred in connection with the acquisition of Ventanex, and additional transaction expenses incurred in connection with the Business Combination and the acquisitions of TriSource Solutions and APS Payments, which transactions closed in 2019 and (ii) during the three months ended March 31, 2019, professional service fees and other costs incurred in connection with the Business Combination. Reflects management fees paid to Corsair Investments LP which have been terminated. Represents payments made to third-party recruiters in connection with a significant expansion of REPAY personnel. Reflects franchise taxes and other non-income based taxes. Consists of consulting fees relating to processing services not in the ordinary course of business and other operational improvements. Represents other non-recurring items that REPAY’s management believes are not representative of its ongoing operations.

Adjusted Net Income Reconciliation – Historical Reflects amortization of intangibles acquired as part of (1) the 2016 recapitalization transaction by Corsair Capital, which occurred during the year ended December 31, 2016, and (2) the acquisitions of Paymaxx Pro, LLC and PaidSuite, LLC during the year ended December 31, 2017, and (3) the Business Combination and the acquisitions of TriSource and APS during the year ended December 31, 2019 and (4) the acquisition of Ventanex in the period ended March 31, 2020. See slide 14 for additional detail on depreciation and amortization. Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement. Represents compensation expense associated with equity compensation plans, including accelerated vesting and new grants made in connection with the Business Combination. Primarily consists of (i) during the three months ended March 31, 2020, professional service fees and other costs incurred in connection with the acquisition of Ventanex, and additional transaction expenses incurred in connection with the Business Combination and the acquisitions of TriSource Solutions and APS Payments, which transactions closed in 2019 and (ii) during the three months ended March 31, 2019, professional service fees and other costs incurred in connection with the Business Combination. Reflects management fees paid to Corsair Investments LP which have been terminated. Represents payments made to third-party recruiters in connection with a significant expansion of REPAY personnel. Consists of consulting fees relating to processing services not in the ordinary course of business and other operational improvements. Represents other non-recurring items that REPAY’s management believes are not representative of its ongoing operations. Represents pro forma income tax adjustment effect associated with items adjusted above. Hawk Parent, as the accounting Predecessor, was not subject to income taxes, the tax effect above was calculated on the adjustments related to the March 31, 2020 period. Adjusted Net Income Reconciliation

Depreciation and Amortization Detail – Historical Note: Adjusted Net Income excludes amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income on slide 13). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although we exclude amortization from acquisition-related intangibles from our non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles. Depreciation and Amortization

Share Count Shares refer to Class A common stock on an as-converted basis; current as of May 6, 2020. This presentation is not a complete summary of all relevant terms and conditions related to the shares or the warrants, including with respect to the issuance of earn-outs, vesting or other key terms. For more information, see the Company’s SEC filings, including Amendment No. 1 to the Annual Report on Form 10-K, filed with the SEC on April 17, 2020, and the Current Report on Form 8-K, filed with the SEC on July 17, 2019. Shares 1 Number Notes 2 Shares held by Public 19,088,328 Shares previously held by SPAC public shareholders, together with shares issued related to warrant exercises Founder Shares 4,115,000 Not subject to forfeiture; not in escrow Shares Underlying the Post-Merger Repay Units 29,505,623 Held by pre-Business Combination Repay equityholders PIPE Shares 13,500,000 Issued to PIPE investors in connection with the Business Combination Management Restricted Shares (Vested) 1,135,291 Represents shares issued under the equity incentive plan, which vested following achievement of performance-based criteria, net of shares surrendered for tax withholding in connection with vesting Sub-Total (as-converted basis) 67,344,242 Management Restricted Shares (Unvested) 2,562,645 Represents unvested shares issued under the equity incentive plan, which are subject to time-based vesting Management PSUs (Unvested) 265,293 Represents unvested performance-based restricted stock units issued under the management incentive plan. Actual shares will be determined at conclusion of three-year performance period and may range from 0% to 200% of target award. Number of shares reflected assumes achievement of 100% of target awards. Board of Director RSUs 87,115 Represents unvested restricted stock units issued under the equity incentive plan, which are subject to time-based vesting Total – Current Shares Outstanding (as-converted basis) 70,259,295 Shares Underlying Private Warrants 722,222 Callable for $0.01 per Warrant if closing price of Repay shares is greater than or equal to $18.00 for any 20 trading days during any 30 trading day period Number of underlying shares calculated based on treasury stock method, based on price of $18.00 Each Warrant is exercisable for one-quarter of one share at an exercise price of $2.875 per one-quarter share ($11.50 per whole share) Shares Underlying Public Warrants 2,217,920 Callable for $0.01 per Warrant if closing price of Repay shares is greater than or equal to $18.00 for any 20 trading days during any 30 trading day period Number of underlying shares calculated based on treasury stock method, based on price of $18.00 Each Warrant is exercisable for one-quarter of one share at an exercise price of $2.875 per one-quarter share ($11.50 per whole share) Total Fully Diluted Shares (as-converted basis) 73,199,437